UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2002

NEOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28782	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

157 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices)

(949) 788-6700
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On October 1, 2002, NeoTherapeutics, Inc. (the “Company”) issued a press release announcing that it has signed an agreement with GPC Biotech AG to co-develop NeoTherapeutics’ lead anti-cancer drug satraplatin. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

ITEM 7.    EXHIBITS

Exhibits:
99.1	Press release dated October 1, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2002
NEOTHERAPEUTICS, INC.

By:	/s/ Rajesh Shrotriya
Name: Rajesh C. Shrotriya, M.D. Title: Chairman of the Board, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibits:
99.1	Press release dated October 1, 2002.

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